UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) November 22, 2016

Dolphin Digital Media, Inc.
(Exact Name of Registrant as Specified in its Charter)

Florida	0-506621	86-0787790
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2151 Le Jeune Road, Suite 150-Mezzanine Coral Gables, FL	33134
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (305) 774-0407

Registrant’s facsimile number, including area code: (954) 774-0405
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01
Entry into a Material Definitive Agreement

On December 15, 2016 and December 20, 2016, Dolphin Digital Media, Inc. (the “Company”) entered into two separate subscription agreements (the “First Subscription Agreements”) with two individual subscribers (the “Subscribers”). The Subscribers were each holders of outstanding promissory notes of the Company, issued pursuant to certain loan and security agreements dated January 15, 2015 and May 4, 2015, respectively (collectively, the “Notes”). Pursuant to the terms of the First Subscription Agreements, the Company and each of the Subscribers agreed to convert their respective aggregate amounts of principal and interest outstanding under the Notes into shares of common stock of the Company, par value $0.015 per share (the “Common Stock”). On December 15, 2016, one of the Subscribers converted the principal balance of such Subscriber’s Notes together with accrued interest, in the aggregate amount of $1,154,246, into 230,849 shares of Common Stock at $5.00 per share as payment in full of the Notes. On December 20, 2016, the other Subscriber converted the principal balance of such Subscriber’s Notes together with accrued interest, in the aggregate amount of $111,281 into 22,257 shares of Common Stock at $5.00 per share as payment in full of the Notes.

The foregoing description of the First Subscription Agreements is only a summary and is qualified in its entirety by reference to the full text of the Form of Subscription Agreement, which was previously filed as Exhibit 10.11 to the Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2016, which is incorporated herein by reference.

Item 3.02
Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

On November 22, 2016, the Company entered into a subscription agreement (the “Second Subscription Agreement”) with an investor (the “Investor”) pursuant to which the Company issued 10,000 shares of Common Stock at $5.00 per share and received gross proceeds in the amount of $50,000.

The foregoing description of the Second Subscription Agreement is only a summary and is qualified in its entirety by reference to the full text of the Form of Subscription Agreement, which was previously filed as Exhibit 10.13 to the Current Report on Form 8-K filed with the SEC on June 28, 2016, which is incorporated herein by reference.

The shares of Common Stock issued pursuant to the First Subscription Agreements and the Second Subscription Agreement have not been registered under the Securities Act and are “restricted securities” as that term is defined by Rule 144 promulgated under the Securities Act.

The Company issued the shares of Common Stock to the each of the Subscribers and the Investor in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. Each of the Subscribers and the Investor represented to the Company that each such Subscriber and Investor was an “accredited investor” as defined in Rule 501(a) under the Securities Act and that each such Subscriber’s and Investor’s shares of Common Stock were being acquired for investment purposes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2016	By:	/s/ Mirta A. Negrini
Mirta A. Negrini
Chief Financial and Operating Officer